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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2001
                                                            -----------

                           CARAUSTAR INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          North Carolina               0-20646                   58-1388387
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                           3100 Joe Jerkins Boulevard
                           Austell, Georgia 30106-3227
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (770) 948-3101
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              ----------------------------------------------------
              (Former name or address, if changed from last report)


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Item 5.           Other Events.

         On May 9, 2001, Caraustar Industries, Inc. issued a joint press release with Georgia-Pacific Corporation announcing the tentative settlement of their contract dispute. This press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7.           Exhibits.

                  Exhibit 99.1 Press Release dated May 9, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: May 9, 2001

                                             CARAUSTAR INDUSTRIES, INC.

                                             By: /s/ H. Lee Thrash, III
                                                 -------------------------------
                                                 H. Lee Thrash, III
                                                 Vice President and
                                                 Chief Financial Officer


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